CONSOLIDATED INTERIM STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Statement of Comprehensive Income [Abstract]
Net income	$ 81	$ 88
Foreign exchange translation adjustment	2	2
Changes in fair value of effective cash flow hedges, net of tax (Note 16)	(3)	8
Changes in fair value of net investment hedges, net of tax (Note 16)	(5)	13
Total other comprehensive (loss) income, net of tax	(6)	23
Comprehensive income	$ 75	$ 111